October 22, 2007

Supplement

SUPPLEMENT DATED OCTOBER 22, 2007 TO THE PROSPECTUS OF
MORGAN STANLEY GLOBAL DIVIDEND GROWTH SECURITIES
Dated July 31, 2007

The third, fourth and fifth paragraphs of the section of the Prospectus entitled ‘‘The Fund — Fund Management’’ are hereby deleted and replaced with the following:

The Fund is managed within the Global Value team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Colin D. McQueen, an Executive Director of the Sub-Adviser, and Douglas M. McGraw, Martin J. Moorman, Noreen Griffin and Alexander Vislykh, each a Vice President of the Sub-Adviser.

Mr. McQueen has been associated with the Sub-Adviser in an investment management capacity and began managing the Fund in December 2005. Prior to December 2005, Mr. McQueen was a portfolio manager at UBS Global Asset Management. Mr. McGraw has been associated with the Sub-Adviser and its investment management affiliates in a research capacity since June 2001 and began managing the Fund in April 2004. Mr. Moorman has been associated with the Sub-Adviser in an investment management capacity since September 2003 and began managing the Fund in April 2004. Prior to September 2003, Mr. Moorman was a portfolio manager at Delaware International Advisors. Ms. Griffin has been associated with the Sub-Adviser in an investment management capacity since October 2005 and began managing the Fund in November 2005. Prior to October 2005, Ms. Griffin was a portfolio manager at Setanta Asset Management. Mr. Vislykh has been associated with the Sub-Adviser in an investment management capacity since July 2002 and began managing the Fund in December 2006.

Mr. McQueen is the lead manager of the Fund and Messrs. McGraw, Moorman and Vislykh and Ms. Griffin are co-portfolio managers. Mr. McQueen is responsible for the execution of the overall strategy of the Fund, although the Fund’s assets are managed within the team.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

GLBSPT